UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 25, 2009

THE DOW CHEMICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-3433 (Commission File Number)	38-1285128 (IRS Employer Identification No.)
2030 DOW CENTER, MIDLAND, MICHIGAN 48674
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: 989-636-1000
Not applicable (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

The Dow Chemical Company (“Dow” or the “Company”) is filing this Current Report on Form 8-K to reflect certain changes described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the United States Securities and Exchange Commission (“SEC”) on February 20, 2009 (“2008 Form 10-K”). The information in this Current Report on Form 8-K is not an amendment to or restatement of the 2008 Form 10-K.

Noncontrolling Interests
In December 2007, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51.” The Statement established accounting and reporting standards for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. The Statement was effective January 1, 2009 for the Company. The retrospective presentation and disclosure requirements outlined by SFAS No. 160 have been incorporated into this Current Report on Form 8-K.

The implementation of SFAS No. 160 revised all previous references to “minority interests” in the consolidated financial statements to “noncontrolling interests,” and resulted in the following changes:

•
The Consolidated Statements of Income now present “Net Income,” which includes “Net income attributable to noncontrolling interests” and “Net Income Attributable to The Dow Chemical Company.” “Net Income Attributable to The Dow Chemical Company” is equivalent to the previously reported “Net Income Available for Common Stockholders.” No change was required to the presentation of earnings per share by SFAS No. 160.

•
The Consolidated Balance Sheets now present “Noncontrolling interests” as a component of “Total equity.” “Noncontrolling interests” is equivalent to the previously reported “Minority Interest in Subsidiaries.” “The Dow Chemical Company’s stockholders’ equity” is equivalent to the previously reported “Net stockholders’ equity.”

•	The Consolidated Statements of Cash Flows now begin with “Net Income” instead of “Net Income Available for Common Stockholders.”
•	The Consolidated Statements of Equity reflect the addition of a section for Noncontrolling Interests.
•
The Consolidated Statements of Comprehensive Income now present “Comprehensive Income (Loss),” which includes “Comprehensive income attributable to noncontrolling interests, net of tax” and “Comprehensive Income (Loss) Attributable to The Dow Chemical Company.” “Comprehensive Income (Loss) Attributable to The Dow Chemical Company” is equivalent to the previously reported “Comprehensive Income.”

Discontinued Operations
On June 30, 2009, the Company completed the sale of the Calcium Chloride business. The results of operations of the Calcium Chloride business have been reclassified as discontinued operations and are reflected as “Income from discontinued operations, net of income taxes” in the consolidated statements of income for all periods presented in this Current Report on Form 8-K.

Change in Reportable Segments
Beginning in the second quarter of 2009, the Company changed its reportable segments due to recent changes in the Company’s organization resulting from the April 1, 2009 acquisition of Rohm and Haas Company. In addition, the Company changed its measure of profit/loss for segment reporting purposes from EBIT to EBITDA (which Dow defines as earnings before interest, income taxes, depreciation and amortization). EBITDA by operating segment includes all operating items relating to the businesses, except depreciation and amortization; items that principally apply to the Company as a whole are assigned to Corporate. The segment disclosures included in this Current Report on Form 8-K reflect the retrospective revision of the Company’s reportable segments.

The following Items of the 2008 Form 10-K have been presented to retrospectively reflect the adoption of SFAS No. 160, the classification of the results of operations of the Calcium Chloride business as discontinued operations, and the change in reportable segments as described above, and are attached as Exhibit 99.1 to this Form 8-K:
•	Part I, Item 1. Business.
•	Part II, Item 6. Selected Financial Data.
•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
•	Part II, Item 8. Financial Statements and Supplementary Data.
•	Part IV, Item 15. Exhibits, Financial Statement Schedules. (for Schedule II, Valuation and Qualifying Accounts only)

No other Items of the 2008 Form 10-K other than those identified above are being revised by this filing. Information in the 2008 Form 10-K is generally stated as of December 31, 2008 and this filing does not reflect any subsequent information or events other than the adoption of SFAS No. 160, the reporting of discontinued operations and the change in reportable segments described above. Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2009 and June 30, 2009 and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and such Quarterly Reports on Form 10-Q and other filings. The Quarterly Reports on Form 10-Q and other filings contain information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2008 Form 10-K.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.                                                                                           Description

23(a)           Consent of Independent Registered Public Accounting Firm.

23(b)           Analysis, Research & Planning Corporation’s Consent.

99.1
As Adjusted Part I, Item 1. Business.  As Adjusted Part II, Item 6. Selected Financial Data.  As Adjusted Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.  As Adjusted Part II, Item 8. Financial Statements and Supplementary Data. Part IV, Item 15. Exhibits, Financial Statement Schedules. (for Schedule II, Valuation and Qualifying Accounts only).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Date:	September 25, 2009

/s/ WILLIAM H. WEIDEMAN
William H. Weideman
Vice President and Controller

EXHIBIT INDEX
Exhibit No.	Description
23(a)	Consent of Independent Registered Public Accounting Firm.
23(b)	Analysis, Research & Planning Corporation’s Consent.
99.1

As Adjusted Part I, Item 1. Business.  As Adjusted Part II, Item 6. Selected Financial Data.  As Adjusted Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.  As Adjusted Part II, Item 8. Financial Statements and Supplementary Data. Part IV, Item 15. Exhibits, Financial Statement Schedules. (for Schedule II, Valuation and Qualifying Accounts only).